UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2013

Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On February 20, 2013, Group 1 Automotive (the "Company") filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the "2012 Form 10-K"). The consent of Ernst & Young LLP, the Company's independent registered public accounting firm, filed as Exhibit 23.1 to the 2012 Form 10-K (the "Consent") inadvertently omitted the electronic signature of Ernst & Young LLP. To correct this inadvertent clerical error, an executed copy of the Consent is attached hereto as Exhibit 23.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibits

23.1     Consent of Ernst & Young LLP dated February 19, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

April 30, 2013	By:	/s/ John C. Rickel
Date		John C. Rickel, Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

23.1         Consent of Ernst & Young LLP dated February 19, 2013